                                                                    EXHIBIT 10.4




                                   BONTANG VI

                              PRODUCERS AGREEMENT

                                       by

               PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA
                                TOTAL INDONESIE
                           VIRGINIA INDONESIA COMPANY
                      UNION TEXAS EAST KALIMANTAN LIMITED
                           LASMO SANGA SANGA LIMITED
                         VIRGINIA INTERNATIONAL COMPANY
                             OPICOIL HOUSTON, INC.
                        UNIVERSE GAS & OIL COMPANY, INC.
                           INDONESIA PETROLEUM, LTD.
                            UNOCAL INDONESIA COMPANY

                                  in favor of

                                 BANK OF TAIWAN
                                NEW YORK AGENCY
                                as Lead Arranger

                    BONTANG LNG TRAIN-H INVESTMENT CO., LTD.
                              as Co-Lead Arranger

                            THE CHASE MANHATTAN BANK
                       as Agent, Co-Agent and Co-Arranger

                                BANQUE INDOSUEZ
                             THE FUJI BANK, LIMITED
                   PROJECT FINANCE DIVISION FOR THE AMERICAS
                  THE LONG-TERM CREDIT BANK OF JAPAN, LIMITED
                                NEW YORK BRANCH
                         as Co-Agents and Co-Arrangers

                        CHANG HWA COMMERCIAL BANK, LTD.
                                NEW YORK BRANCH
                             FIRST COMMERCIAL BANK
                                NEW YORK AGENCY
                         HUA NAN COMMERCIAL BANK, LTD.
                               LOS ANGELES BRANCH
                              THE TOKAI BANK, LTD.
                                NEW YORK BRANCH
                                as Co-Arrangers
                                      and
                            the Lenders named herein

                      __________________________________


                           Dated as of March 4, 1997

                               TABLE OF CONTENTS


                                                                                                                     Page
       <
PART     1          PRODUCERS' AGREEMENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.1        Authorization of Borrowings   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.2        Approval of Expenditures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4
         1.3        Rights to Bontang Plant and Improvements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.4        No Amendments, etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 5
         1.5        Compliance with Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 6
         1.6        Enforcement of Agreements   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.7        Operation of Bontang Plant  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 7
         1.8        Replacement of Trustees   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 8
         1.9        Indebtedness; Permitted Amounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.10       Negative Pledge   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.11       Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  10
         1.12       Reserve Reports   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  12
         1.13       Use of Proceeds   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  13
         1.14       Construction of Train H   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  14
         1.15       Notices Relating to Source of Debt Service  . . . . . . . . . . . . . . . . . . . . . . . . . . .  15
         1.16       Effect of Certain Events with Respect to LNG Sales Contracts  . . . . . . . . . . . . . . . . . .  15
         1.17       Payment Instructions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  16
         1.18       Monitoring Total Project Expenditures   . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  17
         1.19       Debt Service Accounts   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         1.20       Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         1.21       Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18

PART     2          REPRESENTATIONS AND WARRANTIES  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.1        Due Incorporation; Power and Authority  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  18
         2.2        Legal Action  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         2.3        Restrictions  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         2.4        Registrations and Approvals   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         2.5        Agreement Binding; No Defaults  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  19
         2.6        Litigation  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  20
         2.7        Compliance with Other Instruments, etc.   . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         2.8        Other Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         2.9        Insurance   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         2.10       No Encumbrance  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  21
         2.11       No Material Adverse Change  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22





                                      (i)

                                                                                                                     Page
                                                                                                                     ----
PART     3          DEFAULTS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         3.1        Default Defined   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  22
         3.2        Remedy for Default  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         3.3        Diversion and Remedy  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  24
         3.4        Liability Share Defined   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  25
         3.5        Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26

PART     4          INSURED LOSS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  26
         4.1        Effect of Total Loss of Additional Plant or Other Facilities Prior to Operational Acceptance  . .  26
         4.2        Effect of Total Loss of Insured Bontang Plant   . . . . . . . . . . . . . . . . . . . . . . . . .  27
         4.3        Insurance Shortfall   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  28
         4.4        Other Losses  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

PART     5          SCOPE OF PRODUCERS' LIABILITIES   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  29

PART     6          MISCELLANEOUS   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.1        Notices   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  30
         6.2        No Waiver; Remedies Cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  31
         6.3        Assignment; Successors and Assigns; Participations  . . . . . . . . . . . . . . . . . . . . . . .  31
         6.4        Amendments  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         6.5        Counterparts  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  32
         6.6        Section Headings  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         6.7        Governing Law   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         6.8        Consent to Jurisdiction   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  33
         6.9        Severability  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         6.10       Reinstatement   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34
         6.11       Confidentiality   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  34

Schedule 1          Liability Share Percentages   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  75





                                      (ii)

                                   BONTANG VI

                              PRODUCERS AGREEMENT




                                                                   Dated as of
                                                                   March 4, 1997



Bank of Taiwan, New York Agency, as Lead Arranger, Bontang LNG Train-H Investment Co., Ltd., as Co-Lead Arranger, The Chase Manhattan Bank, as Agent, Co-Agent, and Co-Arranger, Banque Indosuez, The Fuji Bank, Limited, Project Finance Division for the Americas, and The Long-Term Credit Bank of Japan, Limited, New York Branch, as Co-Agents and Co- Arrangers, Chang Hwa Commercial Bank, Ltd., New York Branch, First Commercial Bank, New York Agency, Hua Nan Commercial Bank, Ltd., Los Angeles Branch, and The Tokai Bank, Ltd., New York Branch, as Co-Arrangers, and the Lenders named on the signature pages hereto.

Dear Sirs:

                    Each of the undersigned Producers confirms that it has authorized and requested the Trustee to enter into the Loan Agreement. In connection therewith, the undersigned Producers hereby confirm for your benefit and for the benefit of the other parties to such Loan Agreement executing this Agreement, any permitted successor or successors to your or their interests thereunder, and the holders of the Notes referred to in such Loan Agreement the matters set forth below.


                                   * * * * *


                    As used above and below in this Agreement, the following capitalized expressions shall have the meanings set forth below, such meanings to be applicable to both the singular and plural forms of such expressions.

                    "Affected Facilities" has the meaning set forth in Section
4.4 hereof.

                    "Approved Institutions" means the United States headquarters or a United States branch of the following financial institutions:
(i) any branch or affiliate of Bank of America National Trust and Savings Association with the power to act as

Trustee or (ii) any other bank, trust company or financial institution (in each case with trust powers) which (1) has a net worth in excess of $100,000,000.00 or (2) has outstanding debt securities rated A or better by Standard and Poor's Rating Group or its equivalent by Moody's Investors Service or another nationally recognized rating agency in the United States.

                    "Bontang Excess Sales Trust Agreement" has the meaning set forth in Article 1 of the Trust Agreement.

                    "Bontang Excess Sales Trustee" has the meaning set forth in
Article 1 of the Trust Agreement.

                    "Bontang III Trust Agreement" has the meaning set forth in
Article 1 of the Trust Agreement.

                    "Bontang III Trustee" has the meaning set forth in Article 1 of the Trust Agreement.

                    "Bontang VI Payment Account" has the meaning set forth in
Article 1 of the Trust Agreement.

                    "Default" has the meaning set forth in Section 3.1 hereof.

                    "Default Shortfall" has the meaning set forth in Section
3.2 hereof.

                    "Diversion" has the meaning set forth in Section 3.3 hereof.

                    "Diversion Shortfall" has the meaning set forth in Section
3.3 hereof.

                    "Engineering Firm" means Merlin Associates, Inc.

                    "EPC Contractor" means P.T. Inti Karya Persada Tehnik, as contractor under the EPC Contract.

                    "Gas Supply Area" has the meaning set forth in Section 1.12(a) hereof.

                    "Inpex" means Indonesia Petroleum, Ltd.

                    "Insurance Shortfall" has the meaning set forth in Section
4.3 hereof.

                    "Liability Share" has the meaning set forth in Section 3.4 hereof.

                    "Loan Agreement" means the Bontang VI Loan Agreement, dated as of the date hereof, among the Trustee, as borrower thereunder, the Arrangers, the Lenders, the Agent, and the Co-Agents parties thereto, as modified or amended from time to time.

                    "Lost Facilities" has the meaning set forth in Section 4.1 hereof.

                    "Other Transportation Agreement" means each contract of the type referred to in Section 5.3(a)(i)(y) of the Loan Agreement.

                    "Plant Insurance" has the meaning set forth in Section 1.11(b) hereof.

                    "Plant Insurance Proceeds" has the meaning set forth in
Section 1.11(b) hereof.

                    "Production Sharing Contracts" has the meaning set forth in
Article 1 of the Trust Agreement.

                    "Regular Reserve Account" has the meaning set forth in
Article 1 of the Trust Agreement.

                    "Sub-Contractor" means Kellogg Overseas Corporation, as subcontractor under the EPC Contract.

                    "Total Group" has the meaning set forth in Article 1 of the Trust Agreement.

                    "Total" means Total Indonesie.

                    "Train G Additional Plant" means the Additional Plant, as such term is defined in the Bontang V Loan Agreement dated as of July 1, 1995 among the Bontang V Trustee (as defined in the Trust Agreement), as borrower thereunder, and the Lenders, Agents and Arrangers named therein, as amended or modified from time to time.

                    "Trustee" means Bank of America National Trust and Savings Association as Bontang VI Trustee under the Trust Agreement, and its successors thereunder pursuant to Section 1.8 hereof.

                    "Unocal Group" has the meaning set forth in Article 1 of the Trust Agreement.

                    "VICO Group" has the meaning set forth in Article 1 of the Trust Agreement.

                    In addition to the definitions set forth above, and except as otherwise provided in this Agreement, capitalized expressions which are defined in the Loan Agreement are used herein with the meanings defined in the Loan Agreement (including any such definitions incorporated by reference to the Trust Agreement), unless the context shall otherwise specifically require.

                                   * * * * *


                                     PART 1

                             PRODUCERS' AGREEMENTS


                    Each of the Producers covenants to the Lenders solely as to itself until payment in full of the principal of and interest on the Notes and payment in full of all amounts owing under the Loan Agreement and the Letter Agreement at the time of such payment in full of such Notes, unless compliance with the provisions of this Part 1 shall have been waived by the Majority Lenders, to do and perform the following:

                    1.1 Authorization of Borrowings. Each of the Producers has reviewed the Loan Agreement (including the form of Notes attached thereto) and the Letter Agreement, and has authorized and requested the Borrower to enter into the Loan Agreement and the Letter Agreement and to execute and deliver the Notes, in each case, not in its individual capacity but solely as Trustee under the Trust Agreement, to make and repay Borrowings, to pay interest on the Borrowings, to pay other amounts and to perform the other obligations of the Borrower, all of the foregoing under and in accordance with the terms of the Loan Agreement, the Notes and the Letter Agreement. For purposes of effecting each Borrowing, each Producer other than Pertamina hereby irrevocably authorizes and designates Pertamina as its agent with full power and authority on behalf of such Producer to authorize and request the Borrower to effect such Borrowing or to designate an entity and individuals in accordance with the Trust Agreement to do the same, or both. Pertamina hereby accepts such authorization and agrees to perform on behalf of the Producers (including on its own behalf) the obligations authorized pursuant to, and accepts the designation contained in, this Section 1.1 and in the Trust Agreement.

                    1.2 Approval of Expenditures. The Producers confirm that in accordance with Article 10 of the Processing Agreement they have made arrangements among themselves whereby, and the Producers hereby covenant to the Lenders that, all invoices of all project creditors shall be approved or disapproved in good faith in accordance with objective standards customarily followed in the oil and gas industry in construction activities of the sort contemplated by the Development Plan.

                    1.3 Rights to Bontang Plant and Improvements. The Producers agree that Pertamina shall exclusively hold and shall continue to maintain title to the Bontang Plant, and all rights and interests in and to the Bontang Plant, subject with respect to Pertamina's rights and interests to rights and interests created under the Basic Agreements and any rights and interests created in other parties which do not adversely affect the processing of LNG thereat in the amounts and in the manner contemplated by the Processing Agreement for sale under the LNG Sales Contracts, and Pertamina agrees that it will not create, incur or suffer to exist any Encumbrances on the Bontang Plant, except for Encumbrances arising pursuant to statute or otherwise by operation of law, which shall be discharged in the ordinary course of business and shall not be enforced by attachment or levy.

                    1.4   No Amendments, etc.  Each of the Producers agrees:

                          (a)     with respect to the Trust Agreement, such
Producer shall not (i) terminate or revoke the Trust Agreement, or (ii) amend, modify, revise, supplement or waive any of the provisions of Article 1, 4 or 10 or Section 2.1, 2.2, 2.4, 3.1, 3.2, 3.3, 3.4 (other than Section 3.4(e)), 3.5,
3.7 or 3.9 or the third sentence of Section 8.2 of the Trust Agreement, in each case other than to permit the Borrower to enter into Subordinated Indebtedness or Pari Passu Swap Indebtedness as permitted by the Loan Agreement, or any other provision of the Trust Agreement, if any such amendment, modification, revision, supplement or waiver would or would be likely to have an adverse effect on the trust created under the Trust Agreement, the rights of the Lenders under the Loan Agreement or Notes or the ability of the Borrower to perform its obligations under such Loan Agreement, Notes or the Letter Agreement, or (iii) change or agree to the change of the trustee thereunder, except as contemplated by Section 1.8 hereof;

                          (b)     with respect to each Basic Agreement, each
Production Sharing Contract, the EPC Contract, the Transportation Agreement and any Other Transportation Agreement to which it is a party, such Producer shall not (i) terminate or revoke such Basic Agreement, Production Sharing Contract, EPC Contract, Transportation Agreement or Other Transportation Agreement (except that any such Other Transportation Agreement that provides for provisional transportation arrangements may be terminated or revoked when such provisional arrangements are no longer required) or (ii) amend, modify, revise, supplement or waive any of the provisions of such Basic Agreement, Production Sharing Contract, EPC Contract, Transportation Agreement or Other Transportation Agreement (x) if any such amendment, modification, revision, supplement or waiver would or would be likely to, after giving effect thereto, (A) cause the Debt Coverage Ratio under the Loan Agreement at any time that amounts are outstanding thereunder to be less than 150%, (B) conflict with or have an adverse effect on (I) the rights of the Lenders under the Loan Agreement, Notes or the Letter Agreement or (II) the obligations of the Borrower under the Loan Agreement, Notes, the Letter Agreement or Trust Agreement, (C) conflict with or impair the obligations of the Producers under this Agreement (other than an assignment permitted pursuant to Section 6.3 hereof) or (D) result in an Event of Default; or (y) if the Debt Coverage Ratio already is, at the relevant time, less than 150% and if any such amendment, modification, revision, supplement or waiver would or would be likely to, after giving effect thereto, cause the Debt Coverage Ratio to be reduced further;

                          (c)     with respect to each LNG Sales Contract,
Pertamina shall not consent to the assignment or delegation by any Buyer thereunder of any of such Buyer's rights or obligations thereunder; and

                          (d)     with respect to the EPC Contract, Pertamina
shall not consent to the assignment or delegation of any of the rights or obligations of the EPC Contractor or the Sub-Contractor other than (i) a delegation by the EPC Contractor to the Sub-Contractor in accordance with the EPC Contract or (ii) a delegation to subcontractors, and use of suppliers, in the ordinary course of construction implementation.

                    Any consent of the Majority Lenders necessary to permit any action otherwise prohibited by this Section 1.4 shall not be unreasonably withheld. Each of the Producers shall promptly provide or cause to be provided to the Agent, whether or not requiring consent of the Lenders pursuant to this
Section 1.4, correct and complete copies of any agreement or document evidencing any amendment, modification, revision, supplement or waiver of any provision of the Trust Agreement, any of the Basic Agreements to which it is a party, the EPC Contract if it is a party thereto (excluding change orders and similar modifications or supplements arising in the ordinary course of construction implementation), any Production Sharing Contract to which it is a party, or, in the case of the Pertamina, the Transportation Agreement and any Other Transportation Agreement and, in the case of an amendment to the Trust Agreement providing for Subordinated Indebtedness or Pari Passu Swap Indebtedness with respect to amounts to be held and distributed under the Trust Agreement, copies of the proposed amendment not less than 10 Business Days prior to execution thereof.

                    1.5   Compliance with Agreements.

                          (a)     Each of the Producers agrees that it will
duly perform in a timely manner each obligation contemplated to be performed by it under this Agreement and the Trust Agreement, including, without limitation,
(i) giving notices, instructions, certificates (including, without limitation, certificates as to the accuracy of the representations and warranties set forth in this Agreement and the compliance by the Producers with the terms of this Agreement), approvals and communications necessary or appropriate in order (x) to effect Borrowings, repayments and payments by the Trustee as Borrower under and in accordance with the terms of the Loan Agreement, the Notes and the Letter Agreement and (y) to permit the Borrower to perform its other obligations under the Loan Agreement, (ii) providing financial and other information to the Trustee to be supplied to the Lenders under and in accordance with the Loan Agreement, and (iii) giving of other notices, instructions, approvals and communications contemplated by the Trust Agreement.

                          (b)     Each of the Producers that is a party thereto
also agrees duly to perform its obligations under the EPC Contract, the Production Sharing Contracts, the Supply Agreements, the LNG Sales Contracts, the Transportation Agreement, any Other Transportation Agreement and any other transportation agreements and agreements to pay for shipping of cargoes under either LNG Sales Contract, except in respects which are not material and not likely to give rise to the assertion of a claim for breach thereunder, and to perform in all material respects the terms of the other Basic Agreements to which it is a party, as the same may be modified or amended from time to time as permitted by Section 1.4 hereof.

                    1.6 Enforcement of Agreements. The Producers agree that, if the Borrower shall fail to perform any of its obligations under the Trust Agreement, then the Producers shall give written notice to the Borrower as promptly as practical under the circumstances demanding that all of the Borrower's obligations under the Trust Agreement be immediately performed and simultaneously deliver a copy of such notice to the Agent. Each Producer shall promptly enforce all legal rights it possesses against the Borrower to compel performance by the Borrower of its obligations under the Trust Agreement, and give notices from time to time to the Agent with respect to the actions being taken. Each of the Producers that is a party thereto shall, with due diligence and in a reasonable and prudent manner, enforce its rights (a) under the EPC Contract against the EPC Contractor, the Sub-Contractor and any other sub-contractors under the EPC Contract, (b) under the LNG Sales Contracts, (c) under the Plant Use Agreement, (d) under the Processing Agreement and (e) the Transportation Agreement and any other transportation agreements contemplated by Section 1.5(b) hereof.

                    1.7 Operation of Bontang Plant. Each Producer that is a shareholder of P.T. Badak shall use its best efforts, as a shareholder, to cause P.T. Badak or any successor to P.T. Badak under the Plant Use Agreement to operate the Bontang Plant in the manner required pursuant to the Plant Use Agreement and to cause P.T. Badak or any successor to P.T. Badak to perform its obligations under the Processing Agreement in the manner required under the Processing Agreement.

                    1.8   Replacement of Trustees.

                          (a)  The Producers may, solely with the prior written
consent of the Majority Lenders, appoint any Approved Institution as successor trustee under the Trust Agreement. The Producers shall, if any of the circumstances set forth in Section 1.8(b) hereof shall have occurred and be continuing and if requested by the Majority Lenders, (1) appoint one of the institutions referred to in clause (ii) of the definition of Approved Institutions, if any of the circumstances set forth in Sections 1.8(b)(i), (ii) and (iii)(2) hereof shall have occurred and, (2) with respect to any other circumstance referred to in Section 1.8(b) hereof, appoint any institution other than a branch of the Borrower referred to in such definition as successor trustee under the Trust Agreement. Any such appointment made pursuant to this
Section 1.8(a) shall, for purposes of this Agreement, become effective upon the written confirmation by such institution, solely in its capacity as successor trustee under the Trust Agreement, of its assumption of the obligations of successor trustee under such Trust Agreement and of the Borrower under the Loan Agreement, all of the Notes and the Letter Agreement.

                          (b)     The circumstances referred to in Section
1.8(a) hereof are as follows:

                                     (i)   The Borrower or Bank of America
National Trust and Savings Association or any successor trustee appointed pursuant to this Section 1.8 shall:

                                           (1)     make an assignment for the
         benefit of creditors; or

                                           (2)     file a petition in
         bankruptcy, petition or apply to any tribunal or applicable regulatory authority for the appointment of a custodian, receiver, trustee or official with similar powers for it or a substantial part of its property or assets, or commence any case or proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or similar law or statute of any jurisdiction, whether now or hereafter in effect; or

                                        (3)     if there shall have been filed
         any such petition or application, or any such case or proceeding shall have been commenced against it, indicate its consent to, approval of or acquiescence in any such petition, application, case or proceeding or any order for relief or the appointment of a custodian, receiver, trustee or official with similar powers or regulatory authority for it or any substantial part of any of its properties or assets, or suffer to exist any such case or proceeding in which an order for relief is entered, or suffer any such custodianship, receivership, trusteeship or jurisdiction of such similar official or regulatory authority to continue undischarged for a period of 30 days or more; or

                                        (4)     generally be unable to or
         generally fail to pay its debts as such debts become due; or

                                        (5)     have concealed, removed, or
         permitted to be concealed or removed, any part of its property, with intent to hinder, delay or defraud its creditors, or made or suffered a transfer of any of its property which may be fraudulent under any bankruptcy, fraudulent conveyance or similar law or shall have suffered or permitted, while insolvent, any creditor to obtain an Encumbrance upon any of its property through legal proceedings or distraint which is not vacated within 30 days from the date such Encumbrance is created; or

                                        (6)     take appropriate corporate
         action required to authorize any of the foregoing; or

                                     (ii)  The Borrower or any successor
trustee appointed pursuant to this Section 1.8 shall fail to perform any of its obligations under the Trust Agreement; or

                                     (iii)  Bank of America National Trust and
Savings Association or any person that becomes a successor trustee pursuant to this Section 1.8 hereof, as relevant, shall:

                                           (1)  dispose of all or substantially
         all of its assets; or

                                           (2)  fail to pay principal of, or
         premium or interest on, any of its Indebtedness in a material amount when due for payment, whether by acceleration or otherwise, but after giving effect to all applicable grace and waiver periods provided for in the agreement or instrument creating or evidencing such Indebtedness; or

                                     (iv)  Any suit, legal action or proceeding
or governmental investigation shall be commenced, or any Legal Requirement shall be in effect, which questions the power, authority or capacity of the Borrower, Bank of America National Trust and Savings Association or any successor trustee under the Trust Agreement to enter into the Trust Agreement, or to serve thereunder in accordance with the terms thereof or to perform any material obligation thereunder, or in the case of the Borrower, to enter into the Loan Agreement or to perform any material obligation thereunder.

                    1.9 Indebtedness; Permitted Amounts. The Producers shall neither enter into, nor authorize or request the Borrower or any other Person to enter into, financing agreements or otherwise create, assume or become liable for, directly or indirectly, any Indebtedness pursuant to any agreement that will charge or be paid out of (x) the Source of Debt Service received by the Trustee prior to its deposit in the Bontang VI Payment Account, except for
(i) all obligations and liabilities under the Loan Agreement, the Notes and the Letter Agreement, (ii) any Subordinated Indebtedness incurred pursuant to
Section 6.4 of the Loan Agreement and (iii) obligations in respect of Pari Passu Swap Indebtedness incurred pursuant to Section 6.4 of the Loan Agreement, or (y) any Borrowed Amounts, except for the purposes for which such Borrowed Amounts are borrowed.

                    1.10 Negative Pledge. The Producers shall not create or agree to, or authorize or request the Borrower or any other Person to create or agree to, any Encumbrance on the Source of Debt Service prior to its deposit in the Bontang VI Payment Account or on any Borrowed Amounts, except any Encumbrance, if any, (i) arising from the assignments made in the Supply Agreements by Pertamina to the other Producers of the production sharing percentages of such Producers of amounts payable by the Buyers under the LNG Sales Contracts and certain other amounts as provided in the Supply Agreements,
(ii) arising pursuant to the Trust Agreement or in favor of the holders of Indebtedness as permitted in accordance with Section 1.9 hereof, or (iii) arising pursuant to statute or otherwise by operation of law in connection with the Transportation Agreement or any other transportation agreement related to an LNG Sales Contract or sales of LNG pursuant to Section 1.16 hereof and discharged in the ordinary course of business.

                    1.11  Insurance.

                          (a)     Prior to operational acceptance of the
Additional Plant, the Storage Tank and the Pipeline pursuant to the EPC Contract, Pertamina shall maintain or cause to be maintained "All Risk" Builder's Risk Insurance as required pursuant to the EPC Contract. Prior to completion of the Debottlenecking Project pursuant to the Development Plan, Pertamina shall maintain or cause to be maintained appropriate "All Risk" Builder's Risk Insurance with respect to the work to be performed in connection with the Debottlenecking Project.

                          (b)     Pertamina shall maintain, or cause to be
maintained with respect to the Insured Bontang Plant, property and casualty insurance (the "Plant Insurance") on terms at least as favorable to Pertamina as, and having coverage substantially similar to, the policy furnished to the Agent prior to the date hereof and in an amount which is the greater of (i) the sum of (w) the full replacement value of the Insured Bontang Plant, together with spare parts located within the perimeter fences thereof, and (x) the maximum value of the inventory forming a part of the Insured Bontang Plant, determined on the basis of an independent appraisal provided in the manner described below in this Section 1.11(b) (if such Plant Insurance in such amount is available on commercially reasonable terms); provided, however, that upon completion of the Train G Additional Plant of the Bontang Plant and until such time thereafter as a new independent appraisal of the Insured Bontang Plant is completed, the amount determined in accordance with this clause (i) shall be increased by the total cost of the construction, installation and completion of such Train G Additional Plant, excluding the cost of the items excluded from the determination of the full replacement value of the Insured Bontang Plant in the next succeeding sentence or (ii) 125% of the sum of (y) all amounts outstanding from time to time under the Loan Agreement, the Notes and the Letter Agreement, plus (z) all other Indebtedness of any Person outstanding, the holders of which, directly or indirectly, are entitled to share in the proceeds of the Plant Insurance (the "Plant Insurance Proceeds") prior to or on an equal and ratable basis with the Lenders (as the Lenders' rights are determined under Section 4.2 hereof). In determining the full replacement value of the Insured Bontang Plant pursuant to clause (i) above, the cost of the following shall be excluded: all basic engineering and that part of the detail engineering that may be based on existing drawings and available specifications, all dredging work, water wells, all major excavation work and the use of heavy earth-moving equipment, and surplus materials in excess of five percent (5%) of required quantities. As of the date hereof, the appraisal of the Insured Bontang Plant contemplated above shall be the appraisal dated February 1994 prepared by RDI Consultants which has been delivered to the Agent prior to the date hereof. Thereafter, the appraisal of the Insured Bontang Plant contemplated above shall be the independent appraisal most recently prepared with respect thereto, including any of the following: (1) upon the written request of the Agent, Pertamina shall promptly cause to be prepared and delivered to the Agent an appraisal prepared by an independent appraiser, who shall be acceptable to the Agent in its reasonable judgment; provided, however, that the Agent may not request Pertamina to cause any such appraisal to be prepared and delivered more than once every five years, and (2) the Agent may from time to time have prepared for its benefit and at the sole cost of the Lenders an appraisal of an independent appraiser, who shall be acceptable to the

Producers in their reasonable judgment, and Pertamina shall, and shall cause P.T. Badak to, cooperate reasonably in the preparation of such appraisal.

                          (c)     All Plant Insurance shall be maintained with
(i) P.T. Tugu Pratama Indonesia, or (ii) so long as Indonesian law requires that the relevant insurance be maintained with an Indonesian insurance company, any Indonesian insurance company other than P.T. Tugu Pratama Indonesia approved by the Majority Lenders, which approval shall not be unreasonably withheld, or (iii) if Indonesian law changes to permit the relevant insurance to be maintained with one or more non-Indonesian insurance companies, any insurance company other than P.T. Tugu Pratama Indonesia approved by the Majority Lenders.

                          (d)     Pertamina agrees that all Plant Insurance
shall have Pertamina as a loss payee, and that no party other than Pertamina, the other Producers and P.T. Badak shall be a loss payee. Pertamina agrees that it will not create or agree to any assignment of or security interest in the Plant Insurance Proceeds, or create any right to receive the Plant Insurance Proceeds other than equally and ratably with, or subordinated in right of payment to, the rights of the Lenders pursuant to this Agreement in favor of any Person other than the loss payees under the Plant Insurance.

                          (e)     Pertamina shall, on or before the Effective
Date, provide to the Agent a correct and complete copy of the policy or policies of insurance required by Sections 1.11(a) and (b) hereof or other evidence of such insurance, satisfactory to the Agent in its sole discretion and, as promptly as practicable in the circumstances (but in no event later than 30 days) following the issuance thereof, correct and complete copies of each subsequent policy or policies of insurance required by Sections 1.11(a) and (b) hereof. Pertamina shall also provide to the Agent as promptly as practicable under the circumstances, correct and complete copies of each amendment, modification or waiver and each notice of cancellation or termination with respect to each policy of insurance required by Sections 1.11(a) and (b) hereof (but in no event later than 30 days following any such amendment, modification or waiver or receipt of any such notice).

                    1.12  Reserve Reports.

                          (a)     The Producers agree that, if requested by the
Agent, they will cause to be delivered to the Agent correct and complete copies of the latest reserve report or reports and any updates, modifications or supplements thereto covering the areas that supply gas to the Bontang Plant (the "Gas Supply Area"), prepared by DeGolyer and MacNaughton or another independent petroleum engineering consulting firm of recognized standing in the petroleum industry qualified by reputation and experience in the estimating of reserves of oil and gas in subsurface reservoirs.

                          (b)     Pertamina shall, before committing additional
natural gas from the Gas Supply Area for sale or other utilization, submit or cause to be submitted to the Agent a copy of each certificate and all supporting documentation furnished to the respective Buyer pursuant to Section 3.2(a) of the KGC Sales Contract or pursuant to Section 3.2(a) of the CPC Sales Contract, together with a statement setting forth the calculation of the Seller's Gas Supply Obligation (as defined in each LNG Sales Contract) and the breakdown of such calculation by non-spot sale LNG sales contract, which statement shall be in the form of that delivered to the Agent pursuant to
Section 5.1(a)(xvi) of the Loan Agreement.

                    1.13  Use of Proceeds.

                          (a)     The proceeds of the Borrowings shall be used
solely for the payment of (i) the costs incurred or to be incurred in connection with or otherwise relating to the design, engineering, procurement and construction of or otherwise relating to the Additional Plant, the Other Facilities and, in the case of Borrowings that the Drawdown Schedule contemplates for such purpose (but solely to the extent so contemplated), the Support Facilities, (ii) interest, fees, expenses, taxes and other amounts payable by the Borrower pursuant to Sections 2.3, 2.6, 2.7, 3.3, 3.4(b), 6.6 and 10.6 of the Loan Agreement and (iii) funding the Reserve Account as provided in and solely to the extent permitted by Section 2.2(b) of the Loan Agreement.

                          (b)     If, during the Availability Period after the
start of the Amortization Period, no further amounts of the Commitments of the Lenders are available to be drawn by the Borrower under the Loan Agreement, and if the proceeds of the Borrowings are insufficient to pay the costs required for the completion of the Additional Plant and the Other Facilities as indicated in the most recent quarterly status report delivered to the Agent pursuant to Section 1.14(b) hereof, then, from time to time prior to the last day of the Availability Period, the Producers may, to pay for such required costs, instruct the Trustee to transfer to the Bontang VI Payment Account from the amounts then held in the Regular Reserve Account, subject to Section 3.3(b)(iii) of the Trust Agreement, amounts which shall not exceed in the aggregate the lesser of (x) the portion of the Reserve Account Borrowed Amount that, pursuant to Section 6.1(h) of the Loan Agreement, is available to be used to pay for such costs or (y) the amounts needed to pay for such required costs. Any such instruction shall be provided by written notice to the Trustee and the Agent. The Producers shall use such amounts so transferred to the Bontang VI Payment Account solely for the purpose of paying for such required costs.

                          (c)     If, following the first day of the
Amortization Period, the Producers shall at any time have paid the cost of a Selected Qualified Bank retained and performing services pursuant to Section
6.6 of the Loan Agreement, then Pertamina may instruct the Bontang VI Trustee to transfer to the Bontang VI Payment Account from the amounts then held in the Regular Reserve Account, subject to the conditions contained in Section 3.3(b)(iv) of the Trust Agreement, an amount which shall not exceed the amount so paid to such Selected Qualified Bank. Pertamina shall give any such instruction by giving notice to the Trustee and the Agent setting forth the amount paid to the Selected Qualified Bank and attaching a copy of the Selected Qualified Bank's invoice relating to the services so performed.

                    1.14  Construction of Train H.

                          (a)     Pertamina shall insure that Train H is
constructed and completed with due diligence and efficiency and in conformity with sound administrative, engineering and financial practices.

                          (b)     Pertamina shall deliver to the Agent (i) a
quarterly status report in reasonable detail concerning construction of Train H, such report to include, but not be limited to, the cost incurred to the end of such quarter and an estimate of costs required for the completion and acceptance of Train H pursuant to the Development Plan and the EPC Contract, and (ii) such other information in respect of Train H as the Agent may reasonably request.

                          (c)     Pertamina shall submit or cause to be
submitted to the Agent a semi-annual report for each semi-annual period ending on March 31 (other than March 31, 1997) and September 30, prepared by the Engineering Firm or if the Engineering Firm becomes unacceptable to Pertamina or to the Agent for any reason following the date hereof, any other independent engineering firm of recognized standing in the construction industry and acceptable to the Agent, concerning the status of the construction of Train H. Such report shall be based upon the reports delivered pursuant to Section 1.14(b) hereof and such discussions and analysis thereof with representatives of Pertamina, the EPC Contractor and the Sub-Contractor as the independent engineering firm deems appropriate in order for the semi-annual report to provide, through the end of such semi-annual period, a comparison of (i) the physical progress of the construction of Train H with the progress scheduled for such period and (ii) the expenditures made to achieve such physical progress with the amounts forecast therefor.

                          (d)     Pertamina shall not amend the Development
Plan in a manner that would result in a material increase in Pertamina's expenditures or materially deviate from the Development Plan with regard to the construction, completion or operation of Train H; provided, however, that Pertamina may, to the extent necessary to comply with the provisions of Section
1.18 hereof, deviate from the Development Plan by declining to construct specific portions of the Support Facilities.

                          (e)     Pertamina shall, if requested by the Agent,
permit representatives of the Agent, and designees appointed by it with the consent of Pertamina, which consent shall not be unreasonably withheld, to visit the site of the construction of Train H to review and examine the current status of the construction and implementation thereof.

                          (f)     Pertamina shall promptly after it becomes
aware of such event, give notice to the Agent of any event or occurrence that will, or would be reasonably likely to, (i) prevent the shipment of LNG under the KGC Sales Contract or the CPC Sales Contract from occurring during the first calendar quarter of 2000 or (ii) prevent shipments of such LNG from occurring on a regular basis thereafter.

               1.15       Notices Relating to Source of Debt Service.

                          (a)     Pertamina shall inform the Agent by notice
(with a copy to the Borrower) in advance of the annual and quarterly shipment schedules, and of actual shipment information promptly after shipment, with respect to each shipment for sale and delivery of LNG related to the Source of Debt Service.

                          (b)     Pertamina shall give notice to the Agent
promptly after it learns (i) of any event or occurrence, in the nature of force majeure, and any material dispute that could reasonably be expected to affect adversely the amount or time of receipt of the Source of Debt Service and (ii) that any default under an LNG Sales Contract has occurred or will occur with the giving of notice or lapse of time or both. Pertamina shall thereafter also inform the Agent of the status of such event at reasonable intervals during the continuance thereof.

               1.16       Effect of Certain Events with Respect to LNG Sales
Contracts.

                          (a)     If (i) an LNG Sales Contract is terminated or
(ii) any sales under an LNG Sales Contract, which if made would give rise to Source of Debt Service, are suspended in respect of any Buyer or Buyers or an event of "force majeure" (as such concept is defined in such LNG Sales Contract) as to any LNG tanker or any Buyer's facilities relevant to such LNG Sales Contract shall occur and such suspension of sales or event of force majeure shall continue for a period of nine (9) months, Pertamina shall make all reasonable efforts to sell any LNG originally scheduled to be sold to any affected Buyer or Buyers pursuant to such LNG Sales Contract after the date of termination or the end of such nine-month period, as the case may be, which Pertamina reasonably anticipates will not be sold because of such termination, suspension of sales or event of force majeure; provided, however, that with respect to an event of the type specified in the foregoing clause (ii), Pertamina shall not be obligated to enter into any replacement LNG sales contract which

Pertamina reasonably anticipates would (x) cause it to be unable to perform fully its obligations under the affected LNG Sales Contract upon the cessation of such event of force majeure or suspension of sales or (y) otherwise be in violation of such LNG Contract; and provided further that Pertamina may, in its sole discretion, make replacement sales during any initial period of nine months during which sales are so suspended or during which such an event of force majeure has occurred.

                          (b)     Pertamina shall cause the proceeds of any
replacement sales made pursuant to Section 1.16(a) hereof to be paid to the Trustee as if such sales had been made pursuant to the affected LNG Sales Contract and shall authorize and request the Borrower to execute and deliver prior to the payment of any such proceeds an agreement providing for any amendment of the definitions of Source of Debt Service and Gross Invoice Amount contained in the Loan Agreement and the Trust Agreement required to cause such proceeds to be included therein.

                    1.17  Payment Instructions.

                          (a)     Subject to Section 1.8 hereof, Pertamina
hereby agrees to instruct each Buyer to pay to the Trustee all amounts payable by such Buyer to Pertamina pursuant to the LNG Sales Contracts which constitute Source of Debt Service, and not to change such instructions or the designation of the Trustee as the recipient of amounts which constitute the Source of Debt Service.

                          (b)     Subject to Section 1.8 hereof, Pertamina
agrees to deliver or to cause to be delivered to the Trustee on the date payment is made to the Trustee pursuant to Section 1.17(a), a written statement correctly identifying the separate portions of such payment that relate to each component of the Gross Invoice Amount and the Source of Debt Service and specifying by category the portion of such payment that does not constitute Source of Debt Service. Such statement shall identify, among other things, the portion of such payment related to (x) with respect to the KGC Sales Contract, the Contract Sales Price (as defined in such contract) (or if such contract is modified to provide, in whole or in part, for ex-ship delivery of LNG, the portion of the sales price not related to transportation) and (y) with respect to the CPC Sales Contract, the LNG Element (as defined in such contract).

                          (c)     With respect to all other relevant Basic
Agreements, Pertamina has designated or shall designate, and agrees not to change the designation of, the Trustee as the recipient of amounts which constitute the Source of Debt Service payable thereunder.

                          (d)     On or promptly following the date hereof, the
Producers shall instruct the Bontang III Trustee, the Bontang Excess Sales Trustee and any other relevant trustee in writing to make immediate payment to the Bontang VI Trustee of any amounts received by any of such trustees and deposited under the Bontang III Trust Agreement, the Bontang Excess Sales Trust Agreement or any other relevant trust agreement or trustee and paying agent agreement which constitute Source of Debt Service as defined in the Loan Agreement. The Producers shall provide copies of such written instruction (which may be reflected in an amendment to the relevant trust agreements or trustee and paying agent agreements) to the Agent simultaneously with sending such instructions to the Bontang III Trustee, the Bontang Excess Sales Trustee and any other relevant trustee. The Producers agree that, so long as any amounts remain owing to the Lenders under the Loan Agreement, the Notes or the Letter Agreement, such written instruction shall not be revoked, amended or modified, except with the prior written consent of the Majority Lenders.

                    1.18  Monitoring Total Project Expenditures.

                          (a)     Pertamina hereby agrees that, during the
Availability Period, it will monitor Borrowings, interest rate(s) applicable to the Notes and all other costs and expenditures relating to Train H on a quarterly basis and in accordance with its customary procurement procedures, in order to determine the extent to which the costs of specific portions of the Support Facilities can be financed through Borrowings under the Loan Agreement without causing the sum of (i) all reasonably anticipated costs of completing the Additional Plant and the Other Facilities that have not already been paid for from the proceeds of previous Advances, plus (ii) all reasonably anticipated costs of such specific portions of the Support Facilities that Pertamina proposes to finance through Borrowings under the Loan Agreement, plus
(iii) all reasonably anticipated future Borrowed Amounts, to exceed the then remaining Commitments. If and to the extent that at any time the Drawdown Schedule does not provide for the financing of the costs of any specific portions of the Support Facilities and such costs can be so financed without causing such sum to exceed the then remaining Commitments, and if, after financing such costs the remaining Commitments will be sufficient to fund fully the amounts referred to in clauses (i), (ii) and (iii) above, then Pertamina may instruct the Borrower to revise the current Drawdown Schedule to provide for the financing of the costs of such specific portions of the Support Facilities through Borrowings under the Loan Agreement. If and to the extent that at any time the costs of any specific portions of the Support Facilities cannot be so financed as provided in the first sentence hereof, then Pertamina shall instruct the Borrower to revise the then current Drawdown Schedule to exclude such financing.

                          (b)     Pertamina shall submit, or cause to be
submitted to the Agent, with reasonable promptness after the end of each semi-annual period ending on March 31 (other than March 31, 1997) or September 30 during the Availability Period, a summary statement of its then current estimate of the excess capacity of the Bontang

Plant to be contractually uncommitted on January 1, 2000, excluding the LNG Sales Contracts and the capacity of the Additional Plant.

                    1.19 Debt Service Accounts. Each of the Producers agrees with respect to the Trust Agreement that, as long as moneys are held by the Trustee in the Debt Service Account and Reserve Account, the Lenders are, to the extent necessary for payments to be made in accordance with the terms of the Trust Agreement of principal, interest and other amounts due under the Loan Agreement, the Notes and the Letter Agreement, among those having a right, as provided under Section 2.2 of the Trust Agreement, to receive disbursements thereunder.

                    1.20 Expenses. To the extent that any amounts required to be paid by the Borrower pursuant to Section 10.6(a) and, prior to the Completion Date, Section 10.6(b), of the Loan Agreement are not paid when due, the Producers shall, following notice from the Agent, immediately pay such amounts or otherwise cause such amounts to be paid.

                    1.21 Financial Statements. Upon the request of the Agent, from time to time, each Producer agrees to deliver to the Agent in respect of one or more fiscal years (but no more than the three immediately prior fiscal years) of such Producer or, where applicable, of any Person controlling such Producer which reports its financial condition and results to the public, any publicly available annual financial statements of such Producer or Person.

                                     PART 2

                         REPRESENTATIONS AND WARRANTIES


                    Each Producer makes the following representations and warranties to the Lenders solely with respect to itself; provided, however, that (i) each representation and warranty with respect to any agreement that is dated on, as of or prior to the date hereof is made as of the date hereof, (ii) each representation and warranty with respect to any other agreement will be made as of the date such agreement is entered into and solely with respect to the agreement being entered into as of such date, (iii) each representation and warranty with respect to any agreement is made only by those Producers that are parties thereto and (iv) Pertamina is the only Producer making the representation and warranty in Section 2.9 hereof:

                    2.1 Due Incorporation; Power and Authority. Such Producer is a corporation or partnership duly organized and validly existing under the laws of the jurisdiction of its incorporation or formation. Such Producer has, and upon the due execution and delivery of any such agreement not heretofore executed and delivered will have, full power, authority and legal right to execute, deliver, perform and observe the terms and provisions of this Agreement, the Trust Agreement, each Production Sharing Contract, the EPC Contract, the Transportation Agreement, any Other Transportation Agreement and each Basic Agreement.

                    2.2 Legal Action. All necessary legal action has been taken, and upon the due execution and delivery of any such agreement not heretofore executed and delivered will have been taken, to authorize such Producer to execute and deliver and to perform and observe the terms and provisions of this Agreement, the Trust Agreement, each Production Sharing Contract, the EPC Contract, the Transportation Agreement, any Other Transportation Agreement and each Basic Agreement.

                    2.3 Restrictions. There is no Legal Requirement and no contractual or other obligation binding on such Producer, and upon the due execution and delivery of any such agreement not heretofore executed and delivered there will be no Legal Requirement and no contractual or other obligation binding on such Producer, including, without limitation, under any of the Basic Agreements or the Production Sharing Contracts or the EPC Contract, the Transportation Agreement or any Other Transportation Agreement, that is or will be contravened (or, in the case of a contractual obligation, in respect of which a breach has occurred or will occur) by reason of the execution and delivery of or the performance or observance by such Producer of any of the terms or provisions of this Agreement or the Trust Agreement.

                    2.4 Registrations and Approvals. No registrations, declarations or filings with, or consents, licenses, approvals or authorizations of, any legislative body, governmental department or government authority are necessary or required under any applicable law for the due execution and delivery by such Producer, or for the performance by such Producer, of this Agreement or the Trust Agreement, or to assure the validity or enforcement hereof or thereof with respect to such Producer, except such as have been obtained, copies of which have been provided to the Agent in connection with the execution and delivery of this Agreement and which remain in full force and effect.

                    2.5 Agreement Binding; No Defaults. This Agreement, the Trust Agreement, each Production Sharing Contract and each Basic Agreement constitute, and when duly executed and delivered, the EPC Contract, the Transportation Agreement and each Other Transportation Agreement will constitute, the legal, valid and binding obligations of such Producer enforceable against it in accordance with each of their respective terms, subject in the case of enforcement to any applicable bankruptcy, insolvency, moratorium or other similar laws affecting the enforcement of creditors' rights generally and to equitable principles of general application. No Default by such Producer has occurred and is continuing and no event has occurred or failed to occur in each case pertaining to such Producer, the occurrence or non-occurrence of which with the giving of notice or lapse of time or both would constitute a Default. Such Producer is not, and upon the due execution and delivery of each of the Transportation Agreement and each Other Transportation Agreement will not be, in violation of any of such Producer's obligations under (i) the Trust Agreement, (ii) any of the Production Sharing Contracts, the Supply Agreements, or the LNG Sales Contracts, except for violations which are not material and are not likely to give rise to the assertion of a claim for breach, (iii) any of the Basic Agreements (other than those referred to in the immediately preceding clause
(ii)) or the EPC Contract, in any material respect. Such Producer is not, and upon execution and delivery of the EPC Contract will not be, in violation of any of the Producer's obligations under (i) the Trust Agreement, (ii) any of the Production Sharing Contracts, the Supply Agreements or the LNG Sales Contracts, except for violations which are not material and are not likely to give rise to the assertion of a claim for breach, (iii) any of the Basic Agreements (other than those referred to in the immediately preceding clause
(ii)), in any material respect. Each of the Production Sharing Contracts, the Plant Use Agreement and the Processing Agreement either does not by its terms terminate, or is not by its terms scheduled to expire, prior to the time of shipment of the last cargo giving rise to Source of Debt Service under either of the LNG Sales Contracts (except in the case of those Production Sharing Contracts that are scheduled so to expire as provided in the relevant portion of the definition of Production Sharing Contracts set forth in the Trust Agreement), the Transportation Agreement, when executed and delivered will not by its terms terminate or will not by its terms be scheduled to expire prior to the time of shipment of the last cargo giving rise to Source of Debt Service under the CPC Sales Contract, and each Supply Agreement either does not by its terms terminate, or is not by its terms scheduled to expire, prior to the time of shipment of the last cargo giving rise to Source of Debt Service under the LNG Sales Contract to which such Supply Agreement relates.

                    2.6 Litigation. There is no suit, action, proceeding or investigation pending against such Producer or, to the best of such Producer's knowledge, threatened against such Producer, which (a) questions the validity of this Agreement, the Trust Agreement, the EPC Contract, any Production Sharing Contract, the Transportation Agreement or any Basic Agreement, or any material action taken or to be taken by such Producer pursuant hereto or pursuant to any thereof, or (b) affects materially and adversely or is likely materially and adversely to affect (i) the amounts of the Source of Debt Service payable to the Trustee under either of the LNG Sales Contracts, or the right of the Borrower to receive any such amounts under the Loan Agreement,
(ii) the

Bontang Plant or Pertamina's interests therein or (iii) such Producer's ability to perform its obligations under this Agreement, the Trust Agreement, the EPC Contract, any Production Sharing Contract, the Transportation Agreement or any Basic Agreement.

                    2.7 Compliance with Other Instruments, etc. Such Producer is not, and upon the due execution and delivery of each of the EPC Contract, the Transportation Agreement and any Other Transportation Agreement will not be, in violation of any term of its charter or by-laws or, as relevant, the partnership agreement under which such Producer is formed, or any term of any agreement or any instrument to which it is a party or by which it or any of its properties is bound or any Legal Requirement, which violation would have a material adverse effect on such Producer's ability to perform its obligations under this Agreement, the Trust Agreement, any Production Sharing Contract, the EPC Contract, the Transportation Agreement, any Other Transportation Agreement or any Basic Agreement.

                    2.8 Other Agreements. The Agent has been provided with correct and complete copies of the Development Plan and the Basic Agreements, in each case as amended and in effect on the date hereof. The copies of the EPC Contract (excluding the materials referred to in Exhibit A of the agreement referred to in clause (i) of the definition of the EPC Contract), the Transportation Agreement and each Other Transportation Agreement provided to the Agent upon execution and delivery thereof will be correct and complete copies of such agreements, in each case as amended and in effect on the date thereof. Each Producer represents and warrants that, to the best of its knowledge, no party to any of such Production Sharing Contracts or the Basic Agreements, other than any other Producer, is, and upon the due execution and delivery of each of the EPC Contract, the Transportation Agreement and each Other Transportation Agreement no party to each such agreement will be, in breach of any material obligation thereunder.

                    2.9 Insurance. As of the Effective Date, insurance coverage of the type required by Section 1.11 hereof will be in full force and effect, no default or breach shall exist thereunder which would give rise to a right to cancel the same, and no notice of default or breach or notice of termination shall have been given to Pertamina with respect thereto. On or prior to the Effective Date, correct and complete copies of such insurance policies or other evidence of such insurance will be delivered to the Agent.

                    2.10 No Encumbrance. There is no Encumbrance on the Source of Debt Service prior to its deposit in the Bontang VI Payment Account caused by such Producer, for which such Producer is responsible or which relates to such Producer, except Encumbrances, if any, (i) arising pursuant to statute or otherwise by operation of law, and not pursuant to any agreement, which are not being enforced by attachment or levy and which will be discharged in the ordinary course of business or (ii) permitted by Section 1.10 hereof.

                    2.11 No Material Adverse Change. With respect to each Producer, there has been no material adverse change since the date of the financial statements delivered by such Producer to the Lead Arranger on or prior to the Effective Date in (i) the business, assets, financial position or results of operation of such Producer which affects materially and adversely, or would be likely to affect materially and adversely, the performance by Pertamina of or the ability of Pertamina to perform its obligations under the LNG Sales Contracts or (ii) the operation of the Bontang Plant.


                                     PART 3

                                    DEFAULTS

                    3.1 Default Defined. Each of the Producers agrees with the Lenders that if any one or more of the following events shall occur it shall be, so long as the same shall continue, a default hereunder (a "Default"):

                          (a)     a failure to comply with any of the
provisions of Section 1.1, 1.3, 1.4, 1.9, 1.10, 1.11, 1.17 (other than
1.17(b)), 1.19 or 6.3 hereof; or

                          (b)     a failure to comply with any of the
provisions of Section 1.5, 1.6, 1.7, 1.14(f), 1.15(b), 1.16, 1.17(b), 1.18(a)
or 3.5 hereof for seven days after written notice of such failure shall have been given to the Producers by the Agent; or

                          (c)     a failure to comply with any of the
provisions of Part 1 hereof other than those referred to in Sections 3.1(a) and
(b) hereof for 30 days after written notice of such failure shall have been given to the Producers by the Agent; or

                          (d)     any representation or warranty made by any
Producer in this Agreement (including the representations contained in the first paragraph following "Dear Sirs:" at the beginning of this Agreement) shall prove to have been incorrect or misleading in any material respect as of the date when made or deemed made; or

                          (e)        (i)   failure by any of the Producers to
pay principal of, or premium or interest on, any of its Indebtedness in an amount which is material in the context of this Agreement when due for payment, whether by acceleration or otherwise, but after giving effect to all applicable grace and waiver periods provided for in the agreement or instrument creating or evidencing such Indebtedness; or

                                     (ii)  any of the Producers shall:

                                          (1)     make an assignment for the
         benefit of creditors; or

                                          (2)     file a petition in bankruptcy,
         petition or apply to any tribunal or applicable regulatory or governmental authority for the appointment of a custodian, receiver, trustee or official with similar powers for it or a substantial part of its property or assets, or commence any case or proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or similar law or statute of any jurisdiction, whether now or hereafter in effect; or

                                          (3)     if any such petition or
         application shall have been filed, or any such case or proceeding shall have been commenced against it, indicate its consent to, approval of or acquiescence in any such petition, application, case or proceeding or the appointment of a custodian, receiver, trustee or official with similar powers or regulatory or other governmental authority for it or any substantial part of its properties or assets, or suffer to exist any such case or proceeding in which an order for relief is entered, or suffer any such custodianship, receivership, trusteeship or jurisdiction of such official or regulatory or governmental authority to continue undischarged for a period of 60 days or more; or

                                          (4)     generally be unable to or
         generally fail to pay its debts as such debts become due; or

                                     (iii)  a failure by P.T. Badak to comply
with a material term or provision of the Plant Use Agreement or the Processing Agreement;

provided, however, that the effect of the occurrence of any of the events or circumstances referred to in this clause (e) is to affect, materially and adversely, the performance by Pertamina of its obligations under either of the LNG Sales Contracts or the ability of Pertamina to perform such obligations; or

                          (f)     any statement furnished to the Agent under
any of Section 5.2(c) or 6.1 of the Loan Agreement with respect to the Debt Coverage Ratio, the Gross Invoice Amount or the Source of Debt Service, as of the date of such statement, (i) was not prepared based on information concerning amounts outstanding under the Loan Agreement or the Notes which was complete and accurate in all material respects or information concerning amounts of the Gross Invoice Amount or the Source of Debt Service actually invoiced or received which was complete and accurate in all material respects, or (ii) was not prepared based on assumptions concerning future periods which were established as provided in the Loan Agreement, or (iii) was delivered by the Producers in bad faith or by the Borrower pursuant to a request or authorization of the Producers given in bad faith.

                    3.2 Remedy for Default. If at any time during one or more Interest Periods the effect of any one or more Defaults is to cause the Source of Debt Service received by the Borrower and payable to the Lenders to be insufficient to satisfy any payment obligation when due under the Loan Agreement, any of the Notes or the Letter Agreement (the difference between the amount of the Source of Debt Service received with respect to any Interest Period by the Borrower and payable to the Lenders under the Loan Agreement, any of the Notes or the Letter Agreement and the amount which would have been so received and payable but for such Default or Defaults, the "Default Shortfall"), then each of the Producers which caused or is responsible for such Default or to which such Default relates shall be obligated to pay an aggregate amount to the Agent for the account of the Lenders, on the dates when due during or at the end of such Interest Period, in the manner and with the effect of payments made by the Borrower as provided in the Loan Agreement, the relevant Notes or the Letter Agreement, on account of its Liability Share of the Default Shortfall, such that the net aggregate amount received from each such Producer by the Agent for the account of the Lenders pursuant to this
Section 3.2, after deduction of all Taxes required to be deducted or withheld from, or otherwise paid by the Lenders with respect to, such payment (but excluding Excluded Taxes required to be so deducted, withheld or paid solely to the extent that the amount of such Excluded Taxes does not exceed the amount of Excluded Taxes that would have been deducted, withheld or otherwise paid by the Lenders, if there had been no Default Shortfall, and the net amount were paid to, and received by, the Lenders out of the Source of Debt Service), shall equal such Producer's Liability Share of the Default Shortfall. The provisions of this Section 3.2 shall apply to breaches of Section 1.17(b) as if such breaches were a Default, whether or not notice of such breach is given to the Producers by the Agent.

                    3.3 Diversion and Remedy. In addition to the Defaults provided for in Section 3.1 hereof, if the effect during one or more Interest Periods of (i) any claim asserted by, on behalf of, or against any one or more of the Producers or any of its or their property or any interest in any of its or their property, or against the Source of Debt Service, including, without limitation, claims asserted by any governmental or taxing authority, or by, or on behalf of, any creditor, trustee in bankruptcy, custodian, receiver or similar official or authority, or (ii) the imposition of any Taxes on amounts payable under any of the Supply Agreements or either of the LNG Sales Contracts, in any such case constituting Source of Debt Service, or on any other payment or receipt of the Source of Debt Service (such a claim referred to in clause (i) or imposition of such Tax referred to in clause (ii), a "Diversion"), is to cause the Source of Debt Service received by the Borrower and payable during or at the end of any Interest Period to the Lenders to be insufficient to satisfy any payment obligation when due under the Loan Agreement, any of the Notes or the Letter Agreement (the difference between the amount of the Source of Debt Service received by the Borrower and payable to the Lenders under the Loan Agreement, the relevant Notes or the Letter Agreement and the amount which would have been so received and payable but for such Diversion, the "Diversion Shortfall"), each of the Producers which has caused or is responsible for such Diversion or to which such Diversion relates, shall be obligated to pay an aggregate amount to the Agent for the account of the Lenders, on the dates, in the manner and with the effect of payments made by the Borrower as provided in the Loan Agreement, the relevant Notes or the Letter Agreement, on account of its Liability Share of the Diversion Shortfall, such that the net aggregate amount received from each such Producer by the Agent for the account of the Lenders pursuant to this Section 3.3, after deduction of all Taxes required to be deducted or withheld from, or otherwise paid by the Lenders with respect to, such payment (but excluding Excluded Taxes required to be so deducted, withheld or paid solely to the extent that the amount of such Excluded Taxes does not exceed the amount of Excluded Taxes that would have been deducted, withheld or otherwise paid by the Lenders if there had been no Diversion Shortfall, and the net amount were paid to, and received by, the Lenders), shall equal such Producer's Liability Share of the Diversion Shortfall.

                    3.4 Liability Share Defined. The "Liability Share" of a Producer which caused or is responsible for a Default or a Diversion or to which such Default or Diversion relates which has given rise to a Default Shortfall or a Diversion Shortfall, as the case may be, shall be with respect to such Default Shortfall or Diversion Shortfall a percentage determined by dividing the percentage interest of such Producer (as set forth in Schedule 1 hereto and as adjusted for changes in the Producers' Percentages as defined in and pursuant to the Supply Agreements or the Production Sharing Percentages as defined in the recitals thereof) by the aggregate percentage interest of all Producers (as set forth in such Schedule 1 as so adjusted) which have caused or which are responsible for such Default or Diversion or to which such Default or Diversion relates. With respect to the imposition of Taxes referred to in
Section 3.3 hereof, each Producer shall be deemed to have caused the corresponding Diversion to the extent of its percentage interest as shown in
Schedule 1 hereto, adjusted as aforesaid. No adjustment to the Producers' Percentages or the Production Sharing Percentages referred to in this Section
3.4 shall be effective for purposes of this Agreement until the Producers have provided to the Agent a copy of an amended Schedule 1 which properly reflects such adjustment. Any adjustment to the Producers' Percentages or the Production Sharing Percentages or revision to Schedule 1 shall require the mutual agreement of the Producers, but shall not require any consent, approval or other action by the Agent, any Co-Agent, any Arranger, any Lender or the Trustee.

                    3.5 Notices. Each Producer shall promptly, and in any event not later than three Business Days after obtaining actual knowledge thereof, give notice to the Agent of the occurrence of any Default or Diversion caused by such Producer or for which it is responsible or to which it is related or any event that, with the giving of notice or the passing of time, or both, would constitute such a Default or Diversion.


                                     PART 4

                                  INSURED LOSS


                    4.1 Effect of Total Loss of Additional Plant or Other Facilities Prior to Operational Acceptance. If any event occurs for which insurance proceeds are payable by an insurance company under any insurance policy referred to in Section 1.11(a) hereof relating to an actual total loss or a constructive, compromised or arranged total loss (within the meaning of such policy) of the Additional Plant or any of the Other Facilities or any combination of the foregoing (the "Lost Facilities"), Pertamina agrees as follows:

                          (a)     Pertamina shall, as promptly as possible in
the circumstances following such event, notify the Agent of the occurrence of such event and shall, within six months following such event, notify the Agent in writing whether or not it intends to rebuild or reconstruct the Lost Facilities.

                          (b)     If Pertamina notifies the Agent that it does
not intend to rebuild or reconstruct the Lost Facilities, it shall promptly pay to the Agent for the account of the Lenders such amounts as are instructed by the Agent equal in the aggregate to the lesser of (x) the aggregate amounts outstanding under the Loan

Agreement, Notes and Letter Agreement and (y) the aggregate amount of such insurance proceeds paid to Pertamina in respect of such event.

                          (c)     If Pertamina notifies the Agent that it
intends to rebuild or reconstruct the Lost Facilities, then it shall proceed to do so with the services of a reliable and reputable contractor, diligently and in good faith, and shall provide the Agent with periodic written reports not less frequently than quarterly in reasonable detail concerning the rebuilding or reconstruction and including (i) the amount of insurance proceeds received under such policy, (ii) the amount of funds expended to date on the rebuilding or reconstruction, (iii) the proposed schedule for completion of the construction work, and (iv) the progress of the construction work to date.

                          (d)     If, at any time prior to completion,
Pertamina shall terminate the rebuilding or reconstruction of the Lost Facilities or shall not be proceeding with such rebuilding or reconstruction diligently and in good faith, then Pertamina shall be obligated promptly to pay to the Agent for the account of the Lenders, such amounts as are instructed by the Agent equal in the aggregate to the lesser of (x) the amounts outstanding under the Loan Agreement, the Note and the Letter Agreement and (y) the aggregate insurance proceeds which are paid to Pertamina under such policy in respect of such event and not in good faith expended or committed to be expended (pursuant to a commitment which cannot by its terms be avoided) on such rebuilding or reconstruction.

                    4.2 Effect of Total Loss of Insured Bontang Plant. If any event occurs for which insurance proceeds are payable by an insurance company under any insurance policy referred to in Section 1.11(b) hereof relating to an actual total loss or a constructive, compromised or arranged total loss (within the meaning of such policy) of the Insured Bontang Plant, Pertamina agrees as follows:

                          (a)     Pertamina shall, as promptly as possible in
the circumstances following such event, notify the Agent of the occurrence of such event and shall, within six months following such event, notify the Agent in writing whether or not it intends to rebuild or reconstruct the Insured Bontang Plant.

                          (b)     If Pertamina so notifies the Agent that it
does not intend to rebuild or reconstruct the Insured Bontang Plant, it shall promptly pay to the Agent for the account of the Lenders such amounts as are instructed by the Agent in an aggregate amount equal to the lesser of (x) the share referred to below of the total insurance proceeds that are paid to Pertamina under such policy in respect of such event and (y) the aggregate amount outstanding under the Loan Agreement, Notes and Letter Agreement after giving effect to any payment made pursuant to Section 4.1(b) hereof.

                          (c)     If Pertamina notifies the Agent that it
intends to rebuild or reconstruct the Insured Bontang Plant, then it shall proceed to do so with the services of a reliable and reputable contractor, diligently and in good faith, applying amounts equal to the proceeds of the insurance to the extent required, and shall provide the Agent with periodic written reports not less frequently than quarterly in reasonable detail concerning the rebuilding or reconstruction and including (i) the amount of insurance proceeds received under such policy, (ii) the amount of funds expended to date on the rebuilding or reconstruction, (iii) the proposed schedule for completion of the construction work, and (iv) the progress of the construction work to date.

                          (d)     If, at any time prior to completion,
Pertamina shall terminate the rebuilding or reconstruction or shall not be proceeding with such rebuilding or reconstruction diligently and in good faith, then Pertamina shall be obligated promptly to pay to the Agent for the account of the Lenders such amounts as are instructed by the Agent in an aggregate amount equal to the lesser of (x) the share referred to below or the total insurance proceeds that are paid to Pertamina under such policy in respect of such event and not in good faith expended or committed to be expended (pursuant to a commitment which cannot by its terms be avoided) on such rebuilding or reconstruction and (y) the aggregate amounts outstanding under the Loan Agreement, the Notes and the Letter Agreement after giving effect to any payments made pursuant to Sections 4.1(b) and 4.2(b) hereof.

                    The share referred to in clauses (b) and (d) above of such total insurance payments shall be (i) the total amount of such payments multiplied by (ii) a fraction the numerator of which is the aggregate principal amount of Indebtedness outstanding under the Loan Agreement, Notes and the Letter Agreement at the time amounts are payable to the Lenders under this
Section 4.2 and the denominator of which is equal to the sum of the aggregate principal amount of the Indebtedness outstanding under the Loan Agreement and the aggregate principal amount of all Indebtedness of any Person outstanding at such time, the holders of which, directly or indirectly, are entitled to share in the Plant Insurance Proceeds prior to or on an equal and ratable basis with the Lenders (as the Lenders' rights are determined under this Section 4.2).

                    4.3 Insurance Shortfall. If by reason of a failure of Pertamina to comply with Section 1.11 hereof, the share of insurance payments of the type referred to in Sections 4.1(b) and (d) and 4.2(b) and (d) hereof is insufficient to pay in full all principal, interest and other amounts payable under the Loan Agreement and the Notes and all amounts payable under the Letter Agreement (the amount of such insufficiency, an "Insurance Shortfall"), Pertamina shall be obligated to pay the amount of the Insurance Shortfall to the Agent for the account of the Lenders in such amounts as are instructed by the Agent on the dates, in the manner of and with the effect of payments made by the Borrower as provided in the Loan Agreement, the Notes and the Letter

Agreement, such that the net amount received by the Lenders, pursuant to this
Section 4.3, after deduction of all Taxes required to be deducted or withheld from, or otherwise paid by the Lenders, with respect to, such payment (but excluding Excluded Taxes required to be so deducted, withheld or otherwise paid solely to the extent that the amount of such Excluded Taxes does not exceed the amount of Excluded Taxes that would have been deducted, withheld or otherwise paid by the Lenders if there had been no Insurance Shortfall, and the net amount were paid to, and received by the Lenders out of an amount equal to such share of insurance), shall equal the Insurance Shortfall.

                    4.4 Other Losses. Upon a partial loss of the Additional Plant, any of the Other Facilities or the Insured Bontang Plant (the "Affected Facilities"), as the case may be, or a total loss thereof with respect to which Pertamina has not given notice pursuant to Section 4.1 or 4.2 hereof that it intends not to rebuild and if Pertamina has not applied amounts equal to the insurance proceeds paid to Pertamina to repayment of the Indebtedness outstanding under the Loan Agreement, the Notes and the Letter Agreement in the manner contemplated by Sections 4.1 and 4.2 hereof, Pertamina shall proceed to rebuild or reconstruct the Affected Facilities with the services of a reliable and reputable contractor, diligently and in good faith, applying amounts equal to the proceeds of the insurance referred to in Section 1.11(a) or (b), as the case may be, to the extent required and shall provide the Agent with the periodic reports described in clause 4.l(c) or 4.2(c) hereof, as the case may be, as provided in such clause.


                                     PART 5

                        SCOPE OF PRODUCERS' LIABILITIES


                    Except as stated in Sections 3.2, 3.3, 3.4 and Part 4 hereof and then only to the limited extent specifically stated therein, no recourse shall be had for the payment of the principal of or interest on the Notes or the payment of any other amounts due under the Loan Agreement or the Letter Agreement, or shall be had for any claim based on any provision of the Notes, the Loan Agreement or the Letter Agreement, against any of the Producers, or against any past, present or future stockholder, partner, officer, director, employee, or agent of any of the Producers, either directly or through the Borrower or any successor of the Borrower, or under the Trust Agreement or under any constitution, statute or rule of law or by the enforcement of any assessment, or otherwise, and, except as above provided, no such Person shall have any personal obligation, liability or duty whatsoever to any Arranger, the Agent, any Co-Agent or any of the Lenders or any holders of the Notes or anyone else for or with respect to any such payment, the performance of or compliance with any covenant or agreement contained in the Loan Agreement, the Letter Agreement, the Trust

Agreement or this Agreement or the truth, accuracy or completeness of any statement or representation made in or pursuant to any such document. Furthermore, the obligations of the Producers hereunder are several, and not joint or joint and several, and there shall be no recourse to any Producer by any Person party to the Loan Agreement or the Letter Agreement or by any holder of a Note or otherwise for any liability of another of the Producers which may have arisen hereunder, it being expressly agreed and understood, however, that the failure of a Producer to perform its obligations under this Agreement shall not relieve any other Producer of its obligations hereunder.

                    Each Arranger, the Agent, each Co-Agent, each Lender, each holder of any of the Notes and each other Person relying on or purporting to rely on the terms of this Agreement in adopting any course of action shall be bound by the terms of this Part 5 of this Agreement to the same extent as if its written acceptance of the terms hereof were subscribed hereto.


                                     PART 6

                                 MISCELLANEOUS


                    6.1 Notices. All notices, requests, demands or other communications to or from the parties hereto shall be given or made by telex, telecopier or by personal delivery in the manner provided in Section 10.1 of the Loan Agreement. Any such notice, request, demand or communication shall be sent in the case of each Producer to its address, telex number and answerback or telecopier number set forth on the signature pages hereof or, where applicable, to the designated representative of such Producer as set forth below; or in each case with respect to any party to such other address, telex or telecopier number as such party may designate for the purpose by written notice to the party sending such notice, request, demand or communication. Except as otherwise specified in this Agreement, all notices and other communications shall be deemed to have been duly given on (i) the date of delivery if delivered personally at or before 5:00 p.m. on the date of delivery in the time zone of the recipient (otherwise on the day immediately following the date of delivery), (ii) following receipt if transmitted by mail, (iii) the date of transmission if transmitted by telex with confirmed answerback received at or before 5:00 p.m. on the date of transmission in the time zone of the recipient (otherwise on the day immediately following the date of transmission) or (iv) the date of receipt of a legible copy thereof if sent by telecopier received at or before 5:00 p.m. on the date of transmission in the time zone of the recipient (otherwise on the day immediately following the date of receipt), whichever shall first occur. Any party may change its address for purposes hereof by notice to the other parties.

                    In the case of notices and other communications for members of the VICO Group, such notices and communications shall be sent to Virginia Indonesia Company, which is hereby designated the representative of the VICO Group for such purpose. In the case of notices and other communications for members of the Total Group, such notices and other communications shall be sent to Total, which is hereby designated the representative of the Total Group for such purpose. In the case of notices and other communications for members of the Unocal Group, such notices and other communications shall be sent to Unocal, which is hereby designated the representative of the Unocal Group for such purpose; provided that once Inpex ceases to be a member of the Unocal Group all notices and other communications shall be sent to Inpex directly. A new or successor representative may be designated by notice to such effect signed by all such appropriate Persons given to the Agent 10 days in advance of any such change. Until receipt of any such notice, the Agent may rely on any notice or other communication to the representative as being notice to each such Person.

                    6.2 No Waiver; Remedies Cumulative. No failure to exercise and no delay in exercising, on the part of any Person having rights hereunder, any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege. Subject always to the provisions of Part 5 hereof, the rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

                    6.3 Assignment; Successors and Assigns; Participations. This Agreement shall be binding upon and inure to the benefit of the Arrangers, the Lenders, the Agent, the Co-Agents and the holders from time to time of the Notes and their respective successors and permitted assigns, in each case to the extent that the provisions of the Loan Agreement and Letter Agreement inure to the benefit of such Persons and their respective successors and permitted assigns thereunder, and except as specifically set forth in this Section 6.3, no Person shall have or acquire any right or benefit hereunder or in respect of any obligation of any Producer herein contained. Except for the assignments prior to the date hereof pursuant to the Supply Agreements by Pertamina to the other Producers of the production sharing percentages of such Producers in amounts payable by the Buyer under the LNG Sales Contracts and certain other amounts as specified in the Supply Agreements, no Producer may assign any rights or delegate any obligations hereunder or assign any rights in or to the Source of Debt Service prior to deposit in the Bontang VI Payment Account, without the written consent of the Majority Lenders, such consent not to be unreasonably withheld;

provided that if another corporation, or other entity, wholly owned by or an agency of the Republic of Indonesia should succeed to all rights and obligations of Pertamina under the Trust Agreement, the Transportation Agreement, any Other Transportation Agreement and all of the Basic Agreements to which it is a party, Pertamina may assign all of its rights and delegate all of its obligations hereunder to such other corporation, entity or agency, such assignment and delegation to become effective upon such Person's written assumption (a copy of which shall be provided to the Agent and which shall confirm the assignment of rights and the assumption of obligations by such Person under the Trust Agreement, the LNG Sales Contracts, the Transportation Agreement, any Other Transportation Agreement and all other Basic Agreements to which the assignor is a party) of all of Pertamina's obligations hereunder including, without limitation, the restrictions on assignments and delegations contained in this Section 6.3 which shall apply to all assignees of the rights and delegees of the obligations of Pertamina and its assignees and delegees; and provided further that any Producer other than Pertamina may assign its rights and delegate its obligations hereunder and assign its rights with respect to the Source of Debt Service prior to deposit in the Bontang VI Payment Account, to the extent of and in conjunction with the assignment of its rights and the delegation of obligations under the Trust Agreement and the Basic Agreements, in each case to which it is a party, such assignment and delegation to become effective upon such Person's written assumption (a copy of which assumption shall be provided to the Agent and which shall confirm to the extent provided in such assignment and delegation the assignment of rights and the assumption of obligations under the Trust Agreement and the Basic Agreements, in each case to which the assignor is a party) of such Producer's obligations hereunder including, without limitation, the restrictions on assignments and delegations contained in this Section 6.3 which shall apply to all assignees of the rights and delegees of the obligations of such Producer and its assignees and delegees. The Producers may treat each Lender as the holder of the Note or Notes drawn to its order and delivered to such Lender until written notice of transfer shall have been received by them. All agreements, representations and warranties made herein shall survive the making of any such transfer hereunder by any Lender. Notwithstanding the foregoing, each Lender may grant participations, in whole or in part, in its rights under this Agreement to the extent that it may grant participations in its rights under the Loan Agreement, Notes and Letter Agreement.

                    6.4 Amendments. Any provision of this Agreement may be amended or waived if, and only if, such amendment or waiver shall be in writing and signed (including the form of signatures on any telex with appropriate confirmed answerback, or telecopied version duly sent by the Person so amending or waiving) by the Producers and the Majority Lenders; provided that any waiver need only be signed by the party granting the waiver. Any such amendment or waiver shall be signed by the Agent on behalf of the Majority Lenders if the Agent has been so authorized in writing or by telex by the Majority Lenders. Any amendment or waiver or telecopied version signed by the Agent in accordance with the preceding sentence shall be binding upon the Lenders and any holder of a Note.

                    6.5 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts together shall constitute one and the same instrument. Complete sets of counterparts shall be lodged with the Agent and Pertamina.

                    6.6 Section Headings. The Section headings in this Agreement are inserted for convenience of reference only and shall be ignored in construing this Agreement.

                    6.7 Governing Law. This agreement shall be governed by and construed in accordance with the laws of the State of New York, United States of America applicable to agreements made and to be performed entirely within such state.

                    6.8   Consent to Jurisdiction.

                          (a)     Solely for purposes of this Agreement, each
Producer hereby irrevocably consents that any suit, legal action or proceeding against it or any of its property with respect to any of the obligations arising under this Agreement may be brought in any New York State court located in the Borough of Manhattan, City and State of New York or any Federal Court of the United States of America located in the Southern District of New York, as any Lender or the Agent may elect, and by execution and delivery of this Agreement, each Producer hereby irrevocably submits to and accepts, solely as aforesaid, with regard to any such suit, legal action or proceeding, for itself and in respect of its property, generally and unconditionally, the non-exclusive personal jurisdiction of the aforesaid courts. Each Producer hereby irrevocably designates, appoints and empowers CT Corporation System, 1633 Broadway, New York, New York 10019 as its agent to receive for and on its behalf service of process in New York in any suit, legal action or proceeding with respect to this Agreement. It is understood that a copy of any such process served on such agent shall be promptly forwarded by airmail by the person commencing such suit, legal action or proceeding to the relevant Producer at its address set forth on the signature pages hereof, but the failure of the relevant Producer to receive such copy shall not affect in any way the service of such process as aforesaid. If service of process cannot be effected in the foregoing manner, each Producer further, solely as aforesaid, irrevocably consents to the service of process in any such suit, legal action or proceeding by the mailing of copies thereof by registered or certified airmail, postage prepaid, return receipt requested, to the respective Producer at its address set forth on the signature pages hereof. The foregoing, however, shall not limit the right of the Lenders to serve process in any other manner permitted by law or to bring any suit, legal action or proceeding or to obtain execution of judgment in any other jurisdiction.

                          (b)     Solely as aforesaid, each Producer hereby
irrevocably waives any objection which it may now or hereafter have to the laying of venue of any suit, legal action or proceeding arising out of or relating to this Agreement in any court located in the Borough of Manhattan, City and State of New York and hereby further irrevocably waives any claim it may now or hereafter have that a court located in the Borough of Manhattan, City and State of New York is not a convenient forum for any such suit, legal action or proceeding. Pertamina represents and warrants that this Agreement and its obligations made hereunder and the transactions contemplated hereby constitute commercial rather than public or governmental acts. Each Producer (other than Pertamina, which waives its immunity as provided below) represents and warrants that it is not entitled to claim immunity from legal proceedings with respect to itself or any of its property on the grounds of sovereignty or otherwise under any law or in any jurisdiction where an action may be brought for the enforcement of any of the obligations arising under this Agreement or the Trust Agreement. To the extent that any Producer or any of its property or the Source of Debt Service, prior to deposit in the Bontang VI Payment Account has or hereafter may acquire any claim of right to immunity from set-off, legal proceedings, attachment prior to judgment, other attachment, levy or execution of judgments on the grounds of sovereignty or otherwise, each Producer on behalf of itself and any successors, solely as aforesaid, hereby irrevocably waives such claim of right to immunity for itself and its property in respect of its obligations arising under this Agreement and the Trust Agreement and each Producer agrees that it will not assert any such right to immunity in any way which would impair the performance or ability of the Borrower to perform its obligations under the Loan Agreement or any of the Notes.

                    6.9 Severability. If any one or more of the provisions contained in this Agreement or any document executed in connection herewith shall be invalid, illegal or unenforceable in any respect under any applicable law, the validity, legality and enforceability of the remaining provisions contained herein shall not be in any way affected or impaired.

                    6.10 Reinstatement. The obligations of the Producers to make payments under this Agreement shall continue to be effective or shall be reinstated, as the case may be, if, at any time, a payment or any part thereof, of any amount paid to a Lender in respect of which a Producer is obligated to make payment hereunder is rescinded or must otherwise be restored or returned by the Lender upon the insolvency, bankruptcy or reorganization of the Borrower or for any other reason, all as though such payment had not been made.

                    6.11 Confidentiality. No copy of (a) this Agreement, the Loan Agreement or the Trust Agreement or (b) any other agreement to which any Producer or the Trustee is a party or any document signed or issued by or on behalf of any such Producer, which agreement or document is identified by any Producer to the Agent as confidential, shall, without Pertamina's consent for the agreements referred to in clause (a), or the consent of the relevant Producer for agreements or documents referred to in clause (b), be disclosed by or on behalf of the Agent, any Co-Agent, any Arranger, or any Lender to any third party, except, prior to the Effective Date, to any prospective lender in connection with the transactions contemplated hereby pursuant to a confidentiality undertaking in the form approved by the Producers pursuant to that certain consent dated December 16, 1996. Notwithstanding the foregoing and any provisions of any other confidentiality undertaking between any of the Producers and any of the Arrangers or the Lenders to the contrary (each such undertaking being hereby amended to the extent necessary to conform to this
Section 6.11), the agreements and documents referred to in the preceding sentence and any information, including, without limitation, contracts, agreements and financial data the disclosure of which is restricted by any such other undertaking (collectively, "Information") may be disclosed (i) to any prospective assignee of or participant in the rights of the Lenders under the Loan Agreement, the Notes and this Agreement upon execution by such Person of a confidentiality agreement in the form substantially similar to that approved by the Producers pursuant to that certain consent, dated December 16, 1996 and
(ii) to the extent such Information is required to be disclosed by order or direction of a court or tribunal of competent authority under applicable law or by a governmental order, decree, regulation or rule and is required to be made to any regulatory authority, bank examiner or auditor; provided that the Arranger or the Lender gives as much prior notice as is practical in the circumstances to allow the Producer the ability to seek a protective order or similar remedy and, if the disclosure of the Information is required, furnishes only such portion of the Information as it is legally compelled to disclose and exercises reasonable efforts to obtain an order or other reliable assurance that confidential treatment will be accorded to the disclosed Information. No public announcement or statement or publication relating to any of the foregoing shall be made or released by or on behalf of the Agent, any Co-Agent, any Arranger or any Lender, without the prior written approval of the Producers.


                                    *****

                    The undersigned Producers have caused this Agreement to be duly executed by their respective duly authorized signatories as of the date hereof.

  Jalan Medan Merdeka Timur 1A               PERUSAHAAN PERTAMBANGAN MINYAK DAN GAS BUMI NEGARA
  Jakarta 10110                              (PERTAMINA)
  Indonesia
  Telex No.: 45018
  Answerback: PTMJKT 1A                      By:  /s/  F. ABADA'OE
  Telecopier No.:  62-21-345-2958               ----------------------------------------------
  Attention:  Director of Finance               Name:  F. Abada'oe
                                                Title: President, Director and
                                                       Chief Executive Officer

                                                                TOTAL INDONESIE
  Plaza Kuningan Menara Utara
  Lantai 9
  Jl. H.R. Rasuna Said Kav. C11-14
  Jakarta 12940                                                 By:  /s/  MICHEL SEGUIN
  Indonesia                                                        -----------------------------------------------
  Telex No.:  60980                                                Name:  Michel Seguin
  Answerback:  TOTALJ IA                                           Title: Vice-Chairman and
  Telecopier No.:  62-21-252-0814                                         Chief Executive Officer
  Attention:  President and General Manager



  One Houston Center                                            VIRGINIA INDONESIA COMPANY
  1221 McKinney - Suite 700
  Houston, Texas  77010
  U.S.A.
  Telex No.:  713-166-100                                       By:  /s/  CHARLES M. REIMER
  Answerback:  VICO HOU                                             ----------------------------------------------
  Telecopier No.:  713-754-6697                                    Name:  Charles M. Reimer
  Attention:  Treasurer                                            Title: Chairman and
                                                                          Chief Executive Officer


  c/o Union Texas International Corporation                     UNION TEXAS EAST KALIMANTAN LIMITED
  P.O. Box 2120
  Houston, Texas  77252-2120
  U.S.A.
  Telex No.:  775255                                            By:  /s/  DEAN HENRY
  Answerback:  UNOTEX PET HOU                                       ----------------------------------------------
  Telecopier No.:  1-713-968-2771                                  Name:  Dean Henry
  Attention:  President                                            Title: Assistant Treasurer

  100 Liverpool Street                                          LASMO SANGA SANGA LIMITED
  London EC2M 2BB
  United Kingdom
  Telex No.: 8812970
  Answerback: LASMO G                                           By:  /s/  RICHARD L. SMERNOFF
  Telecopier No.:  44-171-606-2893                                 -----------------------------------------------
  Attention:  Finance Director                                     Name:  Richard L. Smernoff
                                                                   Title: Director and
                                                                          Chief Financial Officer



  100 Liverpool Street                                          VIRGINIA INTERNATIONAL COMPANY
  London EC2M 2BB
  United Kingdom
  Telex No.: 8812970
  Answerback: LASMO G                                           By:  /s/  RICHARD L. SMERNOFF
  Telecopier No.:  44-171-606-2893                                 -----------------------------------------------
  Attention:  Finance Director                                     Name:  Richard L. Smernoff
                                                                   Title: Vice President
                                                                          Virginia International Company


  3040 Post Oak Blvd. - Suite 800                               OPICOIL HOUSTON, INC.
  Houston, Texas 77056
  U.S.A.
  Telex No.: N/A
  Answerback:  N/A                                              By:  /s/  ROY C.H. Chiu
  Telecopier No.:  1-713-297-8108                                   -----------------------------------------------
                              Ext. 322                             Name:  Roy C.H. Chiu
  Attention:  Vice President of Finance                            Title: President


  NYK Tennoz Building                                           UNIVERSE GAS & OIL COMPANY, INC.
  2-20, Higashi-Shinagawa 2-chome
  Shinagawa-ku, Tokyo 140
  Japan
  Telex No.:  J26268                                            By:  /s/  TOSHIO NORIMATSU
  Answerback:  UGO TOK                                              -----------------------------------------------
  Telecopier No.:  81-3-5462-0679                                  Name:  Toshio Norimatsu
  Attention:          General Manager of                           Title: General Manager of
                      Business Department                                 Business Dept.


  17th Floor, Ebisu Neonato,                                    INDONESIA PETROLEUM, LTD.
  No. 1-18, Ebisu 4-chome
  Shibuya-ku, Tokyo 150, Japan
  Telex No.:  2424210
  Answerback:  JAIPEX J                                         By: /s/   YUSUKE SAWATARI
  Telecopier No.:  81-3-5448-1244                                  ------------------------------------------------
  Attention:          General Manager of Gas Business              Name:  Yusuke Sawatari
                      Department                                   Title: Managing Director and General
                                                                          Manager of Accounting & Finance Dept.


  Ratu Plaza Office Tower                                       UNOCAL INDONESIA COMPANY
  Jalan Jenderal Sudirman
  Jakarta 10270
  Indonesia
  Telex No.  47335                                              By: /s/   TIMOTHY C. LAUER
  Answerback:  UNOCAL IA                                            -----------------------------------------------
  Telecopier No. 62-21-720-4499                                    Name:  Timothy C. Lauer
  Attention:  President and Managing Director                      Title: President & Managing Director

As of the date first written above
accepted and agreed to:


                                           Lead Arranger
                                           -------------

                                           BANK OF TAIWAN,
                                             NEW YORK AGENCY


                                           By  /s/  K.C. WANG
                                              ---------------------------------
                                             Name:  K.C. WANG
                                             Title: Senior Vice President &
                                                    General Manager


                                           Co-Lead Arranger
                                           ----------------

                                           BONTANG LNG TRAIN-H
                                             INVESTMENT CO., LTD.


                                           By  /s/  YOSHIAKI KATAYAMA
                                              ---------------------------------
                                             Name:  Yoshiaki Katayama
                                             Title: President


                                           Agent
                                           -----

                                           THE CHASE MANHATTAN BANK


                                           By  /s/  DANIEL DE LANGE
                                              ---------------------------------
                                             Name:  Daniel De Lange
                                             Title: Managing Director

                                           Co-Agents and Co-Arrangers
                                           --------------------------

                                           BANQUE INDOSUEZ


                                           By  /s/  MARC L. TABOUIS
                                              ---------------------------------
                                             Name:  Marc L. Tabouis
                                             Title: Managing Director Project
                                                    and International Finance
                                                    Department


                                           THE CHASE MANHATTAN BANK


                                           By  /s/  DANIEL DE LANGE
                                             ----------------------------------
                                             Name:  Daniel De Lange
                                             Title: Managing Director


                                           THE FUJI BANK, LIMITED,
                                              PROJECT FINANCE DIVISION FOR THE
                                              AMERICAS


                                           By  /s/  HAJIME TANIMURA
                                             ----------------------------------
                                             Name:  Hajime Tanimura
                                             Title: Attorney in fact


                                           THE LONG-TERM CREDIT BANK
                                             OF JAPAN, LIMITED,
                                             NEW YORK BRANCH


                                           By  /s/  TSUNEHIRO WATABE
                                              ---------------------------------
                                             Name:  Tsunehiro Watabe
                                             Title: General Manager

                                           Co-Arrangers
                                           ------------

                                           CHANG HWA COMMERCIAL BANK, LTD.,
                                              NEW YORK BRANCH


                                           By  /s/  WALTER W. T. YEH
                                              ---------------------------------
                                             Name:  Walter W. T. Yeh
                                             Title: General Manager


                                           FIRST COMMERCIAL BANK,
                                              NEW YORK AGENCY


                                           By  /s/  VINCENT T. C. CHEN
                                             ----------------------------------
                                             Name:  Vincent T.C. Chen
                                             Title: Vice President &
                                                    General Manager


                                           HUA NAN COMMERCIAL BANK, LTD.,
                                              LOS ANGELES BRANCH


                                           By  /s/  GEORGE F. K. LU
                                             ----------------------------------
                                             Name:  George F. K. Lu
                                             Title: Vice President &
                                                    General Manager

                                           THE TOKAI BANK, LTD.,
                                              NEW YORK BRANCH


                                           By  /s/  SHINICHIRO MIZUNO
                                               --------------------------------
                                             Name:  Shinichiro Mizuno
                                             Title: General Manager,
                                                    International Finance
                                                    Division

                                        Lenders

                                        BANK OF TAIWAN,
                                          NEW YORK AGENCY


                                        By  /s/  K. C. WANG
                                          -------------------------------------
                                          Name:  K. C. Wang
                                          Title: Senior Vice President &
                                                 General Manager

                                        THE BANK OF TOKYO-MITSUBISHI, LTD.,
                                        NEW YORK BRANCH


                                        By  /s/  TETSUO SHIBATA
                                          -------------------------------------
                                          Name:  Tetsuo Shibata
                                          Title: Attorney In Fact

                                        BANQUE FRANCAISE DU COMMERCE
                                          EXTERIEUR,
                                          HONG KONG BRANCH


                                        By  /s/  PATRICE TENEUR
                                          ------------------------------------
                                          Name:  Patrice Teneur
                                          Title:

                                        BANQUE INDOSUEZ


                                        By  /s/  MARC L. TABOUIS
                                          -------------------------------------
                                          Name:  Marc L. Tabouis
                                          Title: Managing Director
                                                 Project and International
                                                 Finance Department

                                        BANQUE NATIONALE DE PARIS,
                                          SINGAPORE BRANCH


                                        By  /s/  JEAN-ALAIN ORSINI
                                          -----------------------------
                                          Name:  Jean-Alain Orsini
                                          Title: Attorney In Fact

                                        BONTANG LNG TRAIN-H INVESTMENT
                                          CO., LTD.


                                        By  /s/  YOSHIAKI KATAYAMA
                                          -----------------------------
                                          Name:  Yoshiaki Katayama
                                          Title: President

                                        CHANG HWA COMMERCIAL BANK, LTD.,
                                           NEW YORK BRANCH


                                        By  /s/  WALTER W. T. YEH
                                          ------------------------------
                                          Name:  Walter W. T. Yeh
                                          Title: General Manager

                                        THE CHASE MANHATTAN BANK


                                        By  /s/  MORGAN T. MCGRATH
                                          -------------------------------------
                                          Name:  Morgan T. McGrath
                                          Title: Managing Director

                                        CHO HUNG BANK,
                                          NEW YORK BRANCH


                                        By  /s/  MYONG HYUN KYONG
                                          ------------------------------------
                                          Name:  Myong Hyun Kyong
                                          Title: Attorney In Fact

                                        CHRISTIANIA BANK


                                        By  /s/  BJORN OSTROM
                                          ------------------------------------
                                          Name:  Bjorn Ostrom
                                          Title: Branch Manager
                                                 Executive Vice President


                                        By  /s/  FINN AMUND NORBYE
                                          ------------------------------------
                                          Name:  Finn Amund Norbye
                                          Title: First Vice President

                                        COMPAGNIE FINANCIERE DE CIC
                                          ET DE L'UNION EUROPEENE


                                        By  /s/  CORINNE LEGER-LICOINE
                                          ------------------------------------
                                          Name:  Corinne Leger-LiCoine
                                          Title:


                                        By  /s/  J. SCHRIKE
                                          ------------------------------------
                                          Name:  J. SCHRIKE
                                          Title: Vice President

                                        THE DAI-ICHI KANGYO BANK, LIMITED,
                                          NEW YORK BRANCH


                                        By  /s/  TAKESHI KURITA
                                          ----------------------------------
                                          Name:  Takeshi Kurita
                                          Title: Vice President

                                        THE FARMERS BANK OF CHINA,
                                          LOS ANGELES BRANCH


                                        By  /s/  FRANK T. S. LIN
                                          ---------------------------------
                                          Name:  Frank T. S. Lin
                                          Title: Vice President &
                                                 General Manager

                                        FIRST COMMERCIAL BANK,
                                           NEW YORK AGENCY


                                        By   /s/  VINCENT T. C. CHEN
                                           -----------------------------------
                                           Name:  Vincent T. C. Chen
                                           Title: Vice President &
                                                  General Manager

                                        THE FUJI BANK, LIMITED,
                                          PROJECT FINANCE DIVISION
                                          FOR THE AMERICAS


                                        By  /s/  HAJIME TANIMURA
                                          ---------------------------------
                                          Name:  Hajime Tanimura
                                          Title: Attorney In Fact

                                        HUA NAN COMMERCIAL BANK, LTD.,
                                           LOS ANGELES BRANCH


                                        By  /s/ GEORGE F. K. LU
                                          ------------------------------
                                          Name:  George F. K. Lu
                                          Title: Vice President &
                                                 General Manager

                                        THE INDUSTRIAL BANK OF JAPAN
                                          TRUST COMPANY


                                        By  /s/  KIYOSHI KATO
                                          ------------------------------
                                          Name:  Kiyoshi Kato
                                          Title: Attorney In Fact

                                        THE INTERNATIONAL COMMERCIAL
                                          BANK OF CHINA,
                                          NEW YORK AGENCY


                                        By  /s/  W. L. Lin
                                          -------------------------------
                                          Name:  W. L. Lin
                                          Title: Senior Vice President &
                                                 General Manager

                                        KREDIETBANK N.V., NEW YORK BRANCH


                                        By  /s/  TOD R. ANGUS
                                          -------------------------------------
                                          Name:  Tod R. Angus
                                          Title:


                                        By  /s/  JEAN GLASGOW
                                          -------------------------------------
                                          Name:  Jean Glasgow
                                          Title: Assistant Vice President

                                        THE LONG-TERM CREDIT BANK OF JAPAN,
                                          LIMITED,
                                          NEW YORK BRANCH


                                        By  /s/  TSUNEHIRO WATABE
                                          ---------------------------------
                                          Name:  Tsunehiro Watabe
                                          Title: General Manager

                                        THE MITSUBISHI TRUST AND BANKING
                                          CORPORATION, NEW YORK BRANCH

                                        By  /s/  TAKASHI MASUYAMA
                                          ----------------------------------
                                          Name:  Takashi Masuyama
                                          Title: Attorney In Fact

                                        THE MITSUI TRUST AND BANKING
                                          COMPANY, LIMITED,
                                          NEW YORK BRANCH

                                        By  /s/  SHIGERO TSUJIMOTO
                                          -------------------------------------
                                          Name:  Shigero Tsujimoto
                                          Title: Senior Vice President
                                                 & Manager

                                        THE NIPPON CREDIT BANK, LTD.


                                        By  /s/  NOBUO IMAMURA
                                          -------------------------------------
                                          Name:  Nobuo Imamura
                                          Title: Attorney In Fact

                                        THE NORINCHUKIN BANK,
                                          NEW YORK BRANCH


                                        By  /s/  TERUOKI SAKURAUCHI
                                          -------------------------------------
                                          Name:  Teruoki Sakurauchi
                                          Title: Attorney In Fact

                                        PT. BANK NEGARA INDONESIA
                                          (PERSERO) TBK.


                                        By  /s/  I. GDE DEWA SUTHAPA
                                          -------------------------------------
                                          Name:  I. Gde Dewa Suthapa
                                          Title: General Manager

                                        THE SAKURA BANK, LIMITED,
                                          NEW YORK BRANCH


                                        By  /s/  MAKIYO NARUSHIMA
                                          -------------------------------------
                                          Name:  Makiyo Narushima
                                          Title: Attorney In Fact

                                        THE SANWA BANK LIMITED,
                                          NEW YORK BRANCH


                                        By  /s/  JEAN HERVE CARIOU
                                          -------------------------------------
                                          Name:  Jean Herve Cariou
                                          Title: Attorney In Fact

                                        TAIPEIBANK, NEW YORK AGENCY


                                        By  /s/  ROMAN C. J. LAI
                                          -------------------------------------
                                          Name:  Roman C. J. Lai
                                          Title: Senior Vice President &
                                                 General Manager

                                        TAIWAN BUSINESS BANK,
                                          LOS ANGELES BRANCH


                                        By  /s/  HENRY M. T. YEE
                                          -------------------------------------
                                          Name:  Henry M. T. Yee
                                          Title: Vice President &
                                                 General Manager

                                        THE TOKAI BANK, LIMITED,
                                          NEW YORK BRANCH


                                        By  /s/  SHINICHIRO MIZUNO
                                          -------------------------------------
                                          Name:  Sinichiro Mizuno
                                          Title: International Finance Division

                                        THE TOYO TRUST AND BANKING COMPANY,
                                          LIMITED, NEW YORK BRANCH


                                        By  /s/ AKIRA HANAZONO
                                          -------------------------------------
                                          Name:  Akira Hanazono
                                          Title: Attorney In Fact

                                        UNITED WORLD CHINESE COMMERCIAL BANK,
                                          LOS ANGELES AGENCY


                                        By  /s/  SHIHCHEN JOSEPH JO
                                          -------------------------------------
                                          Name:  Shihchen Joseph Jo
                                          Title: Vice President &
                                                 General Manager

                                                                      Schedule 1




                         Liability Share Percentages

                                                                  Pre Tax
                                                                 Percentage
                                                                Interest (%)
                                                                ------------
    Pertamina                                                     42.3077

    Total Indonesie                                               21.3670

    Virginia Indonesia Company                                     0.7157

    Lasmo Sanga Sanga Limited                                      2.5048

    Union Texas East Kalimantan                                    2.5048
      Limited

    OPICOIL Houston, Inc.                                          1.9085

    Virginia International Company                                 1.4910

    Universe Gas & Oil Company, Inc.                               0.4174

    Indonesia Petroleum, Ltd.                                     22.7409

    Unocal Indonesia Company                                       4.0422

                                                                 100.0000%